Financial instruments and risk management (Details 6) R$ in Thousands	12 Months Ended
	Dec. 31, 2024 BRL (R$)	Dec. 31, 2023 BRL (R$)	Dec. 31, 2022 BRL (R$)
Financial Instruments And Risk Management
Total loans and derivatives (Notes 21 and 37)	R$ 2,357,066	R$ 3,203,248
Leases - Liabilities (Note 18)	12,575,846	12,256,775
Leases - Assets (Note 18)	(240,387)	(236,341)
Less: Cash and cash equivalents (Note 4)	(3,258,743)	(3,077,931)
FIC (Note 5)	(2,434,441)	(1,958,490)
Net debt	8,999,341	10,187,261
Other derivatives (Note 37)	522,822	502,453
Financing of 5G License	990,775	952,600
Adjusted net debt	10,512,938	11,642,314
EBITDA (i) (last 12 months)	R$ 12,532,722	R$ 11,834,327
Leverage ratio	0.84	0.98
Reconciliation of net income to EBITDA:
Net income	R$ 3,153,881	R$ 2,837,422	R$ 1,670,755
Finance income (cost), net	1,884,224	1,533,265
Income tax and social contribution	468,582	346,611
Depreciation and amortization	7,026,035	7,117,029
LAJIDA (EBITDA) (i)	R$ 12,532,722	R$ 11,834,327